Related-Party Transactions	12 Months Ended
Dec. 31, 2013
Related-Party Transactions
13.	Related-Party Transactions

In prior periods, the Company reimbursed Rice Partners for expenses incurred on behalf of the Company. General and administrative expenses incurred by Rice Partners and reimbursed by the Company were $9.3 million, $4.8 million and $3.1 million for the years ended December 31, 2013 , 2012 and 2011, respectively. As of December 31, 2013 and 2012, $6.1 million and $2.5 million, respectively, of general and administrative expenses was due to Rice Partners and is recorded as due to affiliate on the consolidated balance sheet. Prior to the closing of the Rice Energy IPO, the Company terminated its agreement to reimburse Rice Partners for expenses incurred on its behalf.

Payments totaling $2.2 million, $0.8 million and $0.6 million were made during the years ended December 31, 2013, 2012 and 2011 respectively to Geological Engineering Services, Inc. (“GES”) in respect of consultancy services. GES is a drilling and completion engineering consulting company specializing in unconventional reservoirs like the Marcellus Shale. John P. LaVelle, Rice Energy’s Vice President of Drilling, served as president of GES from February 1994 until February 2010. There were no amounts outstanding between the Company and GES as of any period presented.

The Company was reimbursed for costs incurred on behalf of the Company’s Marcellus joint venture. General and administrative expenses incurred by the Company and reimbursed by the Company’s Marcellus joint venture were $1.6 million, $1.3 million and $0.0 million for the years ended December 31, 2013, 2012 and 2011, respectively.

As of December 31, 2012, the Company recorded a receivable from its Marcellus joint venture for $6.0 million representing capitalized costs that were approved to be contributed to the joint venture.